GENERAL INFORMATION	9 Months Ended
Dec. 31, 2025
March G L [Member]
GENERAL INFORMATION

1.	GENERAL INFORMATION

March GL Company (“the Company”) was incorporated in the State of Texas on March 31, 2025 as a privately held entity. The Company was formed to engage in the acquisition, exploration, and development of oil and gas resources with a particular focus on underexplored frontier basins. The Company’s fiscal year ends on December 31.

March GL Company is currently a development-stage enterprise with no revenues as of December 31, 2025. The Company’s principal business activity is the exploration of hydrocarbon prospects within the Jameson Land Basin in eastern Greenland. The Jameson Land Basin is considered to be a highly prospective but historically undrilled area. The Company has secured rights to explore approximately 2 million acres in this basin, subject to certain contingencies and milestones pursuant to the terms of the 80 Mile Agreement.

On September 9, 2025, the Company entered into an Agreement and Plan of Merger (the “Business Combination Agreement”) by and among Pelican Holdco, Inc. (“PubCo”), Pelican Acquisition Corporation, a Cayman Islands exempted company (“SPAC”), Greenland Exploration Limited, the Company, and certain merger subsidiaries of PubCo. Pursuant to the Business Combination Agreement, March GL Merger Sub, Inc., a wholly-owned subsidiary of PubCo, will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of PubCo, which is expected to be renamed Greenland Energy Company and become publicly traded on the Nasdaq Stock Market. As consideration for the merger, holders of the Company’s common stock will be entitled to receive, in the aggregate, 20,000,000 shares of PubCo common stock. As of the date these financial statements were available to be issued, the Business Combination had not yet been consummated.